Exhibit 99.1

Griffon Corporation

$125,000,000 5.25% Senior Notes due 2022

PURCHASE AGREEMENT

May 13, 2016

DEUTSCHE BANK SECURITIES INC.

60 Wall Street

New York, New York 10005

Ladies and Gentlemen:

Griffon Corporation, a Delaware corporation (the “Company”), and the Guarantors named on Schedule 2A hereto (the “Guarantors”) hereby confirm their agreement with Deutsche Bank Securities Inc. (the “Initial Purchaser”), as set forth below.

Section 1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Initial Purchaser $125,000,000 aggregate principal amount of its 5.25% Senior Notes due 2022 (the “New Notes”). The New Notes are to be issued under that certain indenture (the “Indenture”) dated as of February 27, 2014 by and among the Company, the Guarantors and Wells Fargo Bank, National Association, as Trustee (the “Trustee”). The New Notes will have the benefit of the guarantees (the “Guarantees” and, together with the New Notes, the “Securities”) provided for in the Indenture.

The Securities will be offered and sold to the Initial Purchaser without being registered under the Securities Act of 1933, as amended (the “Act”), in reliance on exemptions therefrom.

The Company has previously issued $600,000,000 in aggregate principal amount of their 5.25% Senior Notes due 2022 under the Indenture (the “Existing Notes”). The New Notes offered by the Company pursuant to this Purchase Agreement constitute an issuance of “Additional Notes” under the Indenture. Except as otherwise described in the Pricing Disclosure Package (as defined below), the New Notes offered by the Company pursuant to this Purchase Agreement will rate equally with, and will have identical terms to, the Existing Notes and will be treated as a single class of notes for all purposes under the Indenture.

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum dated May 13, 2016 (including the information incorporated by reference therein, the “Preliminary Memorandum”) setting forth or including a description of the terms of the Securities, the terms of the offering of the Securities, a description of the Company and any material developments relating to the Company occurring after the date of the most recent historical financial statements included therein. As used herein, “Pricing Disclosure Pack-

age” shall mean the Preliminary Memorandum, as supplemented or amended by the written communications listed on Annex A hereto in the most recent form that has been prepared and delivered by the Company to the Initial Purchaser in connection with its solicitation of offers to purchase Securities prior to the time when sales of the Securities were first made (the “Time of Execution”). Promptly after the Time of Execution, the Company will prepare and deliver to the Initial Purchaser a final offering memorandum (including the information incorporated by reference therein, the “Final Memorandum”), which will consist of the Preliminary Memorandum with such changes therein as are required to reflect the information contained in the amendments or supplements listed on Annex A hereto. The Company and the Guarantors hereby confirm that they have authorized the use of the Pricing Disclosure Package, the Final Memorandum and the Recorded Road Show (defined below) in connection with the offer and sale of the Securities by the Initial Purchaser.

The Initial Purchaser and its direct and indirect transferees of the Securities will be entitled to the benefits of a registration rights agreement (the “Registration Rights Agreement”) to be dated as of the Closing Date by and among the Company, the Guarantors and the Initial Purchaser, pursuant to which the Company and the Guarantors have agreed, among other things, to file a registration statement with the Securities and Exchange Commission (the “Commission”) registering the Securities or the Exchange Notes (as defined in the Registration Rights Agreement) under the Act.

Section 2. Representations and Warranties. The Company and the Guarantors, jointly and severally, represent and warrant to and agree with the Initial Purchaser as follows (references in this Section 2 to the “Offering Memorandum” are to (i) the Pricing Disclosure Package in the case of representations and warranties made as of the Time of Execution and (ii) both the Pricing Disclosure Package and the Final Memorandum in the case of representations and warranties made at the Closing Date):

(a) The Preliminary Memorandum, on the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. At the Time of Execution, the Pricing Disclosure Package does not, and on the Closing Date (as defined in Section 3 below), will not, and the Final Memorandum as of its date and on the Closing Date will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor any of the Guarantors makes any representation or warranty as to the information contained in or omitted from the Pricing Disclosure Package and Final Memorandum in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion therein. Neither the Company nor any of the Guarantors has distributed or referred to and will not distribute or refer to any “written communications” (as defined in Rule 405 of the Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company, a Guarantor or their agents and representatives (other than the Pricing Disclosure Package and Final Memorandum) an “Issuer Written Communication”) other than the Pricing Disclosure Package, the Final Memorandum and the recorded electronic road show made available to investors (the

“Recorded Road Show”). Any information in an Issuer Written Communication that is not otherwise included in the Pricing Disclosure Package and the Final Memorandum does not conflict with the Pricing Disclosure Package or the Final Memorandum and, each Issuer Written Communication, when taken together with the Pricing Disclosure Package, does not at the Time of Execution and when taken together with the Final Memorandum at the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b) The documents (or portions thereof) incorporated by reference in the Offering Memorandum, when they were filed with the Commission, complied or will comply when so filed as to form in all material respects with the requirements of the Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The Company’s capitalization is as set forth in the “Actual” column of the table set forth under the heading “Capitalization” in the Offering Memorandum; all of the subsidiaries of the Company, including the Guarantors, are listed in Schedule 2B attached hereto (each, a “Subsidiary” and collectively, the “Subsidiaries”); all of the outstanding shares of capital stock of the Company and the capital stock and other ownership interests of the Subsidiaries have been, and as of the Closing Date will be, duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; all of the outstanding shares of capital stock of the Company and capital stock and other ownership interests of each of the Subsidiaries will be free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or “Blue Sky” laws of certain jurisdictions) or voting (except for such liens, encumbrances, equities, claims or restrictions in connection with the Third Amended and Restated Credit Agreement, dated as of March 22, 2016, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, Deutsche Bank Securities Inc., as syndication agent, Wells Fargo Bank, National Association, Citizens Bank, National Association and HSBC Bank USA, N.A., as co-documentation agents, and the other lenders party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), or as set forth in the Offering Memorandum).

(d) Each of the Company and the Subsidiaries is duly incorporated or organized, validly existing and in good standing under the laws of its respective jurisdiction of incorporation and has all requisite corporate power and authority to own its properties and conduct its business as now conducted and as described in the Offering Memorandum; to the extent such concept exists in any given jurisdiction, each of the Company and the Guarantors is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. For purposes hereof, “Material Adverse Effect” shall mean a material adverse ef-

fect on the management, business, financial condition, business prospects or results of operations of the Company and the Subsidiaries, taken as a whole.

(e) The Company has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the New Notes and the Exchange Notes (as defined in the Registration Rights Agreement). The New Notes, when issued, will be in the form contemplated by the Indenture. The New Notes and the Exchange Notes have each been duly and validly authorized by the Company and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and, in the case of the New Notes, when issued, delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture, and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (ii) general principles of equity and public policy and the discretion of the court before which any proceeding therefor may be brought, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, in each case, regardless of whether considered in a proceeding in equity or at law (clauses (i) and (ii), collectively, the “Enforceability Exceptions”).

(f) Each Guarantor has all requisite corporate power and authority to execute, deliver and perform each of its obligations under the Guarantees and the guarantees of the Exchange Notes. The Guarantees and the guarantees of the Exchange Notes have each been duly and validly authorized by each Guarantor and, when executed by the Guarantors in accordance with the provisions of the Indenture, when the New Notes have been duly executed and authenticated by the Trustee in accordance with the provisions of the Indenture and issued, delivered to and paid for by the Initial Purchaser in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of each Guarantor, entitled to the benefits of the Indenture, and enforceable against each Guarantor in accordance with their terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.

(g) The Company and each Guarantor have all requisite corporate power and authority to perform their respective obligations under the Indenture. As of the Closing Date, the Indenture will meet the requirements for qualification under the Trust Indenture Act of 1939, as amended (the “TIA”). The Indenture has been duly and validly authorized, executed and delivered by the Company and each Guarantor and constitutes a valid and legally binding agreement of the Company and each Guarantor, enforceable against the Company and each Guarantor in accordance with its terms, except that the enforcement thereof may be subject to the Enforceability Exceptions.

(h) The Company and each Guarantor have all requisite corporate power and authority to execute, deliver and perform their obligations under the Registration Rights Agreement. The Registration Rights Agreement has been duly and validly authorized by the Company and each Guarantor and, when executed and delivered by the Company and each Guarantor (assuming the due authorization, execution and delivery by the Initial

Purchaser), will constitute a valid and legally binding agreement of the Company and each Guarantor enforceable against the Company and each Guarantor in accordance with its terms, except that (A) the enforcement thereof may be subject to the Enforceability Exceptions and (B) any rights to indemnity or contribution thereunder may be limited by federal and state securities laws and public policy considerations.

(i) The Company and each Guarantor have all requisite corporate power and authority to execute, deliver and perform their obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and the consummation by the Company and each Guarantor of the transactions contemplated hereby have been duly and validly authorized by the Company and each Guarantor. This Agreement has been duly executed and delivered by the Company and each Guarantor.

(j) No consent, approval, authorization or order of any court or governmental agency or body is required for the issuance and sale by the Company and the Guarantors of the Securities to the Initial Purchaser or the consummation by the Company and the Guarantors of the other transactions contemplated hereby, except (i) such as have been obtained; (ii) such as may be required under state securities or “Blue Sky” laws in connection with the purchase and resale of the Securities by the Initial Purchaser; (iii) registration of the Registered Exchange Offer (as defined in the Registration Rights Agreement) or resale of the Offered Securities under the Act pursuant to the Registration Rights Agreement, and the order of the Commission declaring effective the Exchange Offer Registration Statement and, if required, the Shelf Registration Statement (each as defined in the Registration Rights Agreement); and (iv) to the extent required, qualification of the Indenture under the TIA in connection with the issuance of the Exchange Securities (as defined in the Registration Rights Agreement);. None of the Company or the Subsidiaries is (i) in violation of its certificate of incorporation or bylaws (or similar organizational document), (ii) in breach or violation of any statute, judgment, decree, order, rule or regulation applicable to any of them or any of their respective properties or assets, except for any such breach or violation that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, or (iii) in breach of or default under (nor has any event occurred that, with notice or passage of time or both, would constitute a default under) or in violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, contract or other agreement or instrument to which any of them is a party or to which any of them or their respective properties or assets is subject (collectively, “Contracts”), except for any such breach, default, violation or event that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(k) The execution, delivery and performance by the Company and each Guarantor of this Agreement and the Registration Rights Agreement and the consummation by the Company and the Guarantors of the transactions contemplated hereby, thereby and by the Indenture (including, without limitation, the issuance and sale of the Securities to the Initial Purchaser) will not conflict with or constitute or result in a breach of or a default under (or an event that with notice or passage of time or both would constitute a default under) or violation of any of (i) the terms or provisions of any Contract, except for any such conflict, breach, violation, default or event that would not, individually or in the ag-

gregate, be reasonably expected to have a Material Adverse Effect, (ii) the certificate of incorporation or bylaws (or similar organizational documents) of the Company or any of the Subsidiaries or (iii) (assuming compliance with all applicable state securities or “Blue Sky” laws and assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries or any of their respective properties or assets, except for any such conflict, breach or violation that would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect.

(l) The audited consolidated financial statements of the Company and the Subsidiaries incorporated by reference in the Offering Memorandum present fairly in all material respects the financial position, results of operations and cash flows of the Company and the Subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The summary and selected financial and statistical data included in the Offering Memorandum present fairly in all material respects the information shown therein and have been prepared and compiled on a basis consistent with the audited consolidated financial statements included therein, except as otherwise stated therein. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Pricing Disclosure Package and the Final Memorandum fairly presents the information called for in all material respects and is prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto. Grant Thornton LLP (the “Independent Accountants”) is an independent public accounting firm with respect to the Company within the meaning of the Act and the rules and regulations promulgated thereunder and the rules and regulations of The Public Company Accounting Oversight Board.

(m) There is not pending or, to the knowledge of the Company or any Guarantor, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries is a party, or to which the property or assets of the Company or any of the Subsidiaries are subject, before or brought by any court, arbitrator or governmental agency or body that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Securities to be sold hereunder or the consummation of the other transactions described in the Offering Memorandum.

(n) Each of the Company and the Subsidiaries possesses all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all of the appropriate federal, state, local and other governmental authorities, all of the appropriate self-regulatory organizations and all courts and other tribunals, presently required or necessary to own or lease, as the case may be, and to operate its respective properties and to carry on its respective businesses as set forth in the Offering Memorandum (“Permits”), except where the failure to possess or obtain such Permits would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; to the knowledge of the Company, each of the Company and the Subsidiaries has fulfilled and performed all of its obligations with respect to such

Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the holder of any such Permit; and none of the Company or the Subsidiaries has received any notice of any proceeding relating to revocation or modification of any such Permit, except as described in the Offering Memorandum and except where such revocation or modification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Since the date of the most recent financial statements appearing in the Offering Memorandum, except as described therein, (i) none of the Company or the Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into or agreed to enter into any transactions or contracts (written or oral) not in the ordinary course of business, which liabilities, obligations, transactions or contracts would, individually or in the aggregate, constitute a material adverse change in or affecting the management, business, financial condition, business prospects or results of operations of the Company and its Subsidiaries, taken as a whole, (ii) there shall not have been any material change in the capital stock or long-term indebtedness of the Company or the Subsidiaries and (iii) there has been no event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(p) Each of the Company and the Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns (or has requested or received extensions thereof) and has paid all taxes shown as due thereon, except where the failure to so file such returns or pay such taxes would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and other than tax deficiencies that the Company or any Subsidiary is contesting in good faith and for which the Company or such Subsidiary has provided adequate reserves in accordance with generally accepted accounting principles, there is no tax deficiency that has been asserted against the Company or any of the Subsidiaries that would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

(q) The statistical and market-related data included in the Offering Memorandum are based on or derived from sources that the Company and the Guarantors believe to be reliable and accurate.

(r) None of the Company, the Subsidiaries or any agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

(s) Each of the Company and the Subsidiaries has good and marketable title to all real property and good title to all personal property described in the Offering Memorandum as being owned by it, in each case free and clear of all liens, charges, encumbrances or restrictions, except (i) for liens under the Credit Agreement; (ii) as described in the Offering Memorandum or (iii) to the extent the failure to have such title or the existence of such liens, charges, encumbrances or restrictions would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. All leases, contracts and agreements to which the Company or any of the Subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or such Subsidiary, and, to the knowledge of the Company and the Guarantors, are valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect. The Company and the Subsidiaries own or possess adequate licenses or other rights to use all material patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the businesses now or proposed to be operated by them as described in the Offering Memorandum, and none of the Company or the Subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that, if such assertion of infringement or conflict were sustained, would be reasonably expected to have a Material Adverse Effect.

(t) To the knowledge of the Company and the Guarantors, there are no legal or governmental proceedings involving or affecting the Company or any Subsidiary or any of their respective properties or assets that would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum, nor are there any material contracts or other documents that would be required to be described in a prospectus pursuant to the Act that are not described in the Offering Memorandum.

(u) Except as would not, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect (A) each of the Company and the Subsidiaries is in compliance with, and has not received any notice of any liability under, applicable Environmental Laws (as defined below), (B) each of the Company and the Subsidiaries has made all filings and provided all notices required under any applicable Environmental Law, and has and is in compliance with all Permits required under any applicable Environmental Laws and each of them is in full force and effect, (C) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or, to the knowledge of the Company or any of the Subsidiaries, threatened against the Company or any of the Subsidiaries under any Environmental Law, (D) no lien, charge, encumbrance or restriction has been recorded under any Environmental Law with respect to any assets, facility or property owned, operated, leased or controlled by the Company or any of the Subsidiaries, (E) none of the Company or the Subsidiaries has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), or any comparable state law and (F) no property or facility of the Company or any of the Subsidiaries is (i) listed or, to the knowledge of the Company and the Guarantors, proposed for listing on the National Priorities List under CERCLA or is (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list maintained by any state or local governmental authority.

For purposes of this Agreement, “Environmental Laws” means the common law and all applicable federal, state and local laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder, relating to pollution or protection of public health and safety or the environment, including, without limitation, laws relating to (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), (ii) the manufacture, processing, distribution, use, generation, treatment, storage, disposal, transport or handling of hazardous materials, and (iii) underground and above ground storage tanks and related piping, and emissions, discharges, releases or threatened releases therefrom.

(v) There is no strike, labor dispute, slowdown or work stoppage with the employees of the Company or any of the Subsidiaries that is pending or, to the knowledge of the Company or any of the Guarantors, threatened that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(w) Each of the Company and the Subsidiaries carries insurance in such amounts and covering such risks as is adequate for the conduct of its business and the value of its properties.

(x) Except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, none of the Company or the Subsidiaries has any material liability for any prohibited transaction or funding deficiency, except as set forth in the Offering Memorandum, or any complete or partial withdrawal liability with respect to any pension, profit sharing or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), to which the Company or any of the Subsidiaries makes or ever has made a contribution and in which any employee of the Company or of any Subsidiary is or has ever been a participant. With respect to such plans, the Company and each Subsidiary are in compliance in all material respects with all applicable provisions of ERISA.

(y) Each of the Company and the Subsidiaries (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management’s authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management’s authorization, (D) the reported accountability for its assets is compared with existing assets at reasonable intervals and (E) the interactive data in eXtensible Business Reporting Language included or incorporated by reference in each of the Pricing Disclosure Package and the Final Memorandum is prepared in accordance with the Commission’s rules and guidelines applicable thereto. The Company and the Subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, management to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

(z) The Company and the Subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and the Subsidiaries have carried out evaluations, with the participation of management, of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(aa) None of the Company or the Subsidiaries is, or after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Memorandum, will be an “investment company” or “promoter” or “principal underwriter” for an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

(bb) The Securities, the Indenture and the Registration Rights Agreement will conform in all material respects to the descriptions thereof in the Offering Memorandum.

(cc) No holder of securities of the Company or any Subsidiary will be entitled to have such securities registered under the registration statements required to be filed by the Company pursuant to the Registration Rights Agreement other than as expressly permitted thereby.

(dd) Immediately after the consummation of the transactions contemplated by this Agreement, the fair value and present fair saleable value of the assets of each of the Company and the Subsidiaries (each on a consolidated basis) will exceed the sum of its stated liabilities and identified contingent liabilities; none of the Company or the Subsidiaries (each on a consolidated basis) is, nor will any of the Company or the Subsidiaries (each on a consolidated basis) be, after giving effect to the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, (a) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (b) unable to pay its debts (contingent or otherwise) as they mature or (c) otherwise insolvent.

(ee) None of the Company, the Subsidiaries or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D under the Act) has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Act) that is or could be integrated with the sale of the Securities in a manner that would require the registration under the Act of the Securities or (ii) engaged in any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a “public offering” within the meaning of Section 4(a)(2) of the Act. Assuming the accuracy of the representations and warranties of the Initial Purchaser in Section 8 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchaser in the manner contemplated by this Agreement to register any of the Securities under the Act or to qualify the Indenture under the TIA.

(ff) No securities of the Company or any Subsidiary are of the same class (within the meaning of Rule 144A under the Act) as the Securities and listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated inter-dealer quotation system.

(gg) None of the Company or the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

(hh) None of the Company, the Subsidiaries, any of their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchaser) has engaged in any “directed selling efforts” (as that term is defined in Regulation S under the Act (“Regulation S”)) with respect to the Securities; the Company, the Subsidiaries and their respective controlled Affiliates and any person acting on its or their behalf (other than the Initial Purchaser) have complied with the offering restrictions requirement of Regulation S.

(ii) None of the Company or any of its Subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any director, officer, agent, employee, Affiliate or other person associated with or acting on behalf of the Company or any of its Subsidiaries has: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 (the “FCPA”) or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Company has instituted and maintains policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance with the FCPA.

(jj) The operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with re-

spect to the Money Laundering Laws is pending or, to the best knowledge of the Company and the Guarantors, threatened.

(kk) None of the Company or any of the Subsidiaries nor, to the knowledge of the Company and each of the Guarantors, any director, officer, agent, employee or Affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department the U.S. Department of Commerce, the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority (“Sanctions”) nor is located, organized or resident in a country or territory that is the subject of comprehensive Sanctions (a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, (i) to fund or facilitate any activities of or business in any Sanctioned Country in violation of Sanctions or (ii) for the purpose of financing the activities of any person currently subject to any Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as an initial purchaser, advisor, investor or otherwise) of Sanctions.

Any certificate signed by any officer of the Company or any Guarantor and delivered to the Initial Purchaser or to counsel for the Initial Purchaser shall be deemed a joint and several representation and warranty by the Company and each of the Guarantors to the Initial Purchaser as to the matters covered thereby.

Section 3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase the Securities in the respective amounts set forth on Schedule 1 hereto from the Company at 96.76% of their principal amount plus accrued interest from March 1, 2016. One or more certificates in definitive form or global form for the Securities that the Initial Purchaser has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchaser requests upon notice to the Company at least 36 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchaser, against payment by or on behalf of the Initial Purchaser of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel llp, 80 Pine Street, New York, New York at 10:00 A.M., New York time, on May 18, 2016, or at such other place, time or date as the Initial Purchaser, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.” The Company will make such certificate or certificates for the Securities available for checking and packaging by the Initial Purchaser at the offices of Deutsche Bank Securities Inc. in New York, New York, or at such other place as Deutsche Bank Securities Inc. may designate, at least 24 hours prior to the Closing Date.

Section 4. Offering by the Initial Purchaser.

(a) The Initial Purchaser proposes to make an offering of the Securities at the price and upon the terms set forth in the Pricing Disclosure Package and the Final Memorandum as soon as practicable after this Agreement is entered into and as in the judgment of the Initial Purchaser is advisable.

(b) The Initial Purchaser hereby represents and agrees that it has not used and will not use, authorize use of, refer to or participate in the planning for use of any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Pricing Disclosure Package and the Offering Memorandum, (ii) a written communication that contains either (a) no “issuer information” (as defined in Rule 433(h)(2) under the Act) or (b) “issuer information” that was included or incorporated by reference in the Pricing Disclosure Package or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 5(c) below (including the Recorded Road Show), (iv) any written communication prepared by the Initial Purchaser and approved by the Company in writing in advance, or (v) any customary Bloomberg communication or other written communication relating to or that contains the terms of the Securities and/or other information that was included or incorporated by reference in the Pricing Disclosure Package or the Offering Memorandum.

Section 5. Covenants of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, covenant and agree with the Initial Purchaser as follows:

(a) Until the later of (i) the completion of the distribution of the Securities by the Initial Purchaser and (ii) the Closing Date, the Company will not amend or supplement the Pricing Disclosure Package and the Final Memorandum or otherwise distribute or refer to any “written communication” (as defined under Rule 405 of the Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities (other than the Pricing Disclosure Package, the Recorded Road Show and the Final Memorandum) or file any report with the Commission under the Exchange Act relating to the offering of the New Notes or that may reasonably be expected to impact the offering of the New Notes unless the Initial Purchaser shall previously have been advised and furnished a copy for a reasonable period of time prior to the proposed amendment or supplement and as to which the Initial Purchaser shall have given their consent, such consent not to be unreasonably withheld or delayed; provided that such consent shall not be necessary if the Company shall have been advised by counsel that the filing of such report is required by applicable law. The Company will promptly advise the Initial Purchaser when any document filed under the Exchange Act that is incorporated by reference in the Pricing Disclosure Package or the Final Memorandum shall have been filed with the Commission on or prior to the Closing Date. The Company will promptly, upon the reasonable request of the Initial Purchaser or counsel for the Initial Purchaser, make any amendments or supplements to the Pricing Disclosure Package and the Final Memorandum that may be necessary or advisable in connection with the resale of the Securities by the Initial Purchaser.

(b) The Company and the Guarantors will cooperate with the Initial Purchaser in arranging for the qualification of the Securities for offering and sale under the securities or “Blue Sky” laws of which jurisdictions as the Initial Purchaser may designate and will continue such qualifications in effect for as long as may be necessary to complete the resale of the Securi-

ties; provided, however, that in connection therewith, neither the Company nor any of the Guarantors shall be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation in any such jurisdiction where it is not then so subject.

(c) (1) If, at any time prior to the completion of the sale by the Initial Purchaser of the Securities, any event occurs or information becomes known to the Company as a result of which the Pricing Disclosure Package and the Final Memorandum as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Pricing Disclosure Package and the Final Memorandum to comply with applicable law, the Company will promptly notify the Initial Purchaser thereof and will prepare, at the expense of the Company, an amendment or supplement to the Pricing Disclosure Package and the Final Memorandum that corrects such statement or omission or effects such compliance and (2) if at any time prior to the Closing Date, (i) any event shall occur or condition shall exist as a result of which any of the Pricing Disclosure Package as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or any Issuer Written Communication would conflict with the Pricing Disclosure Package as then amended or supplemented, or (ii) it is necessary to amend or supplement any of the Pricing Disclosure Package or any Issuer Written Communication so that any of the Pricing Disclosure Package or any Issuer Written Communication will comply with applicable law, the Company will immediately notify the Initial Purchaser thereof and forthwith prepare and, subject to paragraph (a) above, furnish to the Initial Purchaser such amendments or supplements to any of the Pricing Disclosure Package or any Issuer Written Communication as may be necessary so that the statements in any of the Pricing Disclosure Package as so amended or supplemented will not, in light of the circumstances under which they were made, be misleading or so that any Issuer Written Communication will not conflict with the Pricing Disclosure Package or so that the Pricing Disclosure Package or any Issuer Written Communication as so amended or supplemented will comply with applicable law.

(d) The Company will, without charge, provide to the Initial Purchaser and to counsel for the Initial Purchaser as many copies of the Pricing Disclosure Package, any Issuer Written Communication and the Final Memorandum or any amendment or supplement thereto as the Initial Purchaser may reasonably request.

(e) The Company will apply the net proceeds from the sale of the Securities as set forth under “Use of Proceeds” in the Pricing Disclosure Package and the Final Memorandum.

(f) None of the Company, the Guarantors or any of their Affiliates will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any “security” (as defined in the Act) that could be integrated with the sale of the Securities in a manner which would require the registration under the Act of the Securities.

(g) The Company and the Guarantors will not, and will not permit any of the Subsidiaries or their respective Affiliates or persons acting on their behalf to, engage in any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the Act) in connection with the offering of the Securities or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act.

(h) For so long as any Securities remain outstanding, the Company will make available at its expense, upon request, to any holder of such Securities and any prospective purchasers thereof the information specified in Rule 144A(d)(4) under the Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(i) The Company will use its commercially reasonable efforts to permit the New Notes to be eligible for clearance and settlement through The Depository Trust Company.

(j) During the period beginning on the date hereof and continuing to the date that is 90 days after the Closing Date, without the prior written consent of the Initial Purchaser, neither the Company nor any Guarantor will offer, sell, contract to sell or otherwise dispose of, except as provided hereunder or in the Registration Rights Agreement, any securities of the Company or any Guarantor (or guaranteed by the Company or any Guarantor) that are substantially similar to the Securities (other than Exchange Securities).

(k) In connection with Securities offered and sold in an “off-shore transaction” (as defined in Regulation S), the Company and the Guarantors will not register any transfer of such Securities not made in accordance with the provisions of Regulation S and will not, except in accordance with the provisions of Regulation S, if applicable, issue any such Securities in the form of definitive securities.

(l) None of the Company, the Guarantors or any of their Affiliates will engage in any directed selling efforts (as that term is defined in Regulation S) with respect to the Securities.

(m) For a period of one year (calculated in accordance with paragraph (d) of Rule 144 under the Act) following the date any Securities are acquired by the Company, the Guarantors or any of their Affiliates, none of the Company, the Guarantors or any of their Affiliates will sell any such Securities except pursuant to an effective registration statement under the Act.

Section 6. Expenses. The Company and the Guarantors, jointly and severally, agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 11 hereof (subject to the exceptions expressly noted below), including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions contemplated hereby, including any costs of printing the Pricing Disclosure Package and the Final Memorandum and any amendment or supplement thereto, and any “Blue Sky” memoranda, (ii) all reasonable arrangements relating to the delivery to the Initial Purchaser of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the

Company and the Guarantors, (iv) preparation (including printing), issuance and delivery to the Initial Purchaser of the Securities, (v) the qualification of the Securities under state securities and “Blue Sky” laws, including filing fees and reasonable fees and disbursements of Cahill Gordon & Reindel llp, counsel for the Initial Purchaser, relating thereto in an amount not to exceed $15,000 (such filing fees and reasonable fees and disbursements of Cahill Gordon & Reindel llp to be documented), (vi) expenses in connection with the “roadshow” (other than (x) 50% of the cost of any chartered airplane and (y) the Initial Purchaser’s expenses with respect to lodging and other related incidentals) and any other meetings with prospective investors in the Securities, (vii) fees and expenses of the Trustee, including reasonable fees and expenses of counsel, (viii) any fees charged by investment rating agencies for the rating of the Securities, (ix) any stamp or transfer taxes in connection with the original issuance and sale of the Securities and (x) all other costs and expenses incident to the performance by the Company and the Guarantors of their obligations hereunder. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth in Section 7 hereof is not satisfied, because this Agreement is terminated or because of any failure, refusal or inability on the part of the Company and the Guarantors to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder (other than solely by reason of a default by the Initial Purchaser of its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company and the Guarantors agree to promptly reimburse the Initial Purchaser upon demand for all out-of-pocket expenses (including reasonable and documented fees, disbursements and charges of Cahill Gordon & Reindel llp, counsel for the Initial Purchaser) that shall have been reasonably incurred by the Initial Purchaser in connection with the proposed purchase and sale of the Securities. Except as otherwise expressly provided in this Agreement, the Initial Purchaser shall pay its own costs and expenses, including the costs and expenses of its counsel.

Section 7. Conditions of the Initial Purchaser’s Obligations. The obligation of the Initial Purchaser to purchase and pay for the Securities shall, in its sole discretion, be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(a) On the Closing Date, the Initial Purchaser shall have received the opinion, dated as of the Closing Date and addressed to the Initial Purchaser, of Dechert LLP, counsel for the Company, in form and substance reasonably satisfactory to the Initial Purchaser. In rendering such opinion, Dechert LLP shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

(b) On the Closing Date, the Initial Purchaser shall have received the opinion, in form and substance satisfactory to the Initial Purchaser, dated as of the Closing Date and addressed to the Initial Purchaser, of Cahill Gordon & Reindel llp, counsel for the Initial Purchaser, with respect to certain legal matters relating to this Agreement and such other related matters as the Initial Purchaser may reasonably require. In rendering such opinion, Cahill Gordon & Reindel llp shall have received and may rely upon such certificates and other documents and information as it may reasonably request to pass upon such matters.

(c) On the date hereof, the Initial Purchaser shall have received from the Independent Accountants a customary comfort letter dated the date hereof, in form and substance reasonably satisfactory to counsel for the Initial Purchaser with respect to the audited and any unaudited financial information in the Pricing Disclosure Package. On the Closing Date, the Initial Purchaser shall have received from the Independent Accountants a customary comfort letter dated the Closing Date, in form and substance reasonably satisfactory to counsel for the Initial Purchaser, which shall refer to the comfort letter dated the date hereof and reaffirm or update as of a more recent date, the information stated in the comfort letter dated the date hereof and similarly address the audited and any unaudited financial information in the Final Memorandum.

(d) The representations and warranties of the Company and the Guarantors contained in this Agreement shall be true and correct on and as of the Time of Execution and on and as of the Closing Date as if made on and as of the Closing Date; the statements of the Company’s and the Guarantors’ officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct on and as of the date made and on and as of the Closing Date; the Company and the Guarantors shall have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date; and, except as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), subsequent to the date of the most recent financial statements in such Pricing Disclosure Package and the Final Memorandum, there shall have been no event or development, and no information shall have become known, that, individually or in the aggregate, has or would be reasonably expected to have a Material Adverse Effect.

(e) The sale of the Securities hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

(f) Subsequent to the date of the most recent financial statements in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto after the date hereof), none of the Company or any of the Subsidiaries shall have sustained any loss or interference with respect to its business or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or from any legal or governmental proceeding, order or decree, which loss or interference, individually or in the aggregate, has or would be reasonably expected to have a Material Adverse Effect.

(g) The Initial Purchaser shall have received a certificate of the Company, dated the Closing Date, signed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or any Senior Vice President and the Chief Financial Officer, to the effect that:

(i) the representations and warranties of the Company and the Guarantors contained in this Agreement are true and correct in all material respects on and as of the Time of Execution and on and as of the Closing Date, provided that each such representation and warranty that contains a materiality qualification in the text of such representation or warranty is true and correct in all respects, and the Company and the Guarantors have performed all covenants and agreements in all material respects and satisfied all conditions on their part to be performed or satisfied hereunder (unless otherwise waived by the Initial Purchaser) at or prior to the Closing Date;

(ii) at the Closing Date, since the date hereof or since the date of the most recent financial statements in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto after the date hereof), no event or development has occurred, and no information has become known to the Company, that, individually or in the aggregate, has or would be reasonably expected to have a Material Adverse Effect, except as described in the Pricing Disclosure Package (exclusive of any amendment or supplement thereto); and

(iii) the sale of the Securities hereunder has not been enjoined (temporarily or permanently).

(h) On the Closing Date, the Initial Purchaser shall have received the Registration Rights Agreement executed by the Company and the Guarantors and such agreement shall be in full force and effect and in form and substance reasonably satisfactory to the Initial Purchaser. On the Closing Date, the Indenture shall continue to be in full force and effect and the Initial Purchaser shall have received an executed copy of the Authentication Order (as defined in the Indenture) required by Section 2.02 of the Indenture with respect to the issuance of the New Notes.

On or before the Closing Date, the Initial Purchaser and counsel for the Initial Purchaser shall have received such further documents, opinions, certificates, letters and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company, the Guarantors and the Subsidiaries as they shall have heretofore reasonably requested from the Company.

All such documents, opinions, certificates, letters, schedules or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchaser and counsel for the Initial Purchaser. The Company and the Guarantors shall furnish to the Initial Purchaser such conformed copies of such documents, opinions, certificates, letters, schedules and instruments in such quantities as the Initial Purchaser shall reasonably request.

Section 8. Offering of Securities; Restrictions on Transfer.

(a) The Initial Purchaser agrees with the Company and the Guarantors (as to itself only) that (i) it is a qualified institutional buyer within the meaning of Rule 144A under the Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Act; (ii) it has not and will not solicit offers for, or offer or sell, the Securities by any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the Act) or in any manner involving a “public offering” within the meaning of Section 4(a)(2) of the Act; and (iii) it has and will solicit offers for the Securities only from, and will offer the Securities only to (A) in the case of offers inside the United States, persons whom the Initial Purchaser reasonably believes to be QIBs or, if any such person is buying for one or more institutional accounts for which such person is acting as fiduciary or agent, only when such person has represented to the Initial Purchaser that each such account is a QIB, to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A, and, in each case, in transactions under Rule 144A and (B) in the case of offers outside the United States, to persons other than U.S. per-

sons (“non-U.S. purchasers,” which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for non-U.S. beneficial owners (other than an estate or trust)); provided, however, that, in the case of this clause (B), in purchasing such Securities such persons are deemed to have represented and agreed as provided under the caption “Notice to Investors” contained in the Pricing Disclosure Package and the Final Memorandum.

(b) The Initial Purchaser represents and warrants with respect to offers and sales outside the United States that (i) the Securities have not been and will not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act; and (ii) it has offered the Securities and will offer and sell the Securities (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S and, accordingly, neither it nor any persons acting on its behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such persons have complied and will comply with the offering restrictions requirement of Regulation S.

(c) The Initial Purchaser represents and warrants and agrees with the Company and the Guarantors that:

(i) in relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State it has not made and will not make an offer of the New Notes in that Relevant Member State other than (i) to any legal entity which a qualified investor as defined in the Prospectus Directive, (ii) to fewer than 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive, subject to obtaining the prior consent of the representatives of the Initial Purchaser for any such offer, or (iii) in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of Securities shall require the Company to publish a prospectus pursuant to Article 3 of the Prospectus Directive or supplement a prospectus pursuant to Article 16 of the Prospectus Directive. For the purposes of this provision, the expression an “offer of New Notes to the public” in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the New Notes to be offered so as to enable an investor to decide to purchase or subscribe to the New Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, the expression “Prospectus Directive” means Directive 2003/71/EC (as amended, including by Directive 2010/73/EU), and includes any relevant implementing measure in the Relevant Member State;

(ii) (a) it is a person whose ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business and (b) it has not offered or sold and will not offer or sell the Securities other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or as agent) for the purposes of their businesses or who it is reasonable to expect will acquire, hold, manage or dispose of investments (as principal or agent) for the purposes of their businesses where the issue of the Securities would otherwise constitute a contravention of Section 19 of the Financial Services and Markets Act of 2000 (UK) (“FSMA”) by the Company;

(iii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company or the Guarantors; and

(iv) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

(d) The Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act.

(e) The Initial Purchaser agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with any investment banking institution with respect to the distribution of the Securities except with the prior written consent of the Company.

Terms used in this Section 8 and not defined in this Agreement have the meanings given to them in Regulation S.

Section 9. Indemnification and Contribution.

(a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless the Initial Purchaser, the directors, officers, employees, affiliates and agents of the Initial Purchaser and each person, if any, who controls the Initial Purchaser or affiliate within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other U.S. federal or state statutory law or regulation, at common law or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the following:

(i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Memorandum, Pricing Disclosure Package, any Issuer Written Communication or Final Memorandum or any amendment or supplement thereto; or

(ii) the omission or alleged omission to state, in the Preliminary Memorandum, Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading;

and will reimburse, as incurred, such Indemnified Person for any reasonable and documented legal or other expenses incurred by such Indemnified Person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Memorandum, Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum or any amendment or supplement thereto in reliance upon and in conformity with written information concerning the Initial Purchaser furnished to the Company and the Guarantors by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information by or on behalf of the Initial Purchaser consists of the information described as such in Section 12 hereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Company and the Guarantors may otherwise have to the indemnified parties. The Company and the Guarantors shall not be liable under this Section 9 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld, conditioned or delayed.

(b) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Guarantors, their directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, the Guarantors or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Memorandum, Pricing Disclosure Package, any Issuer Written Communication or the Final Memorandum or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Preliminary Memorandum, Pricing Disclosure Package, any Issuer Written Communication or Final Memorandum or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Initial Purchaser, furnished to the Company and the Guarantors by the Initial Purchaser specifically for use therein, it being understood and agreed that the only such information by or on behalf of the Initial Purchaser consists of the information described as such in Section 12 hereof; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable and documented legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The indemnity provided for in this Section 9 will be in addition to any liability that the Initial Purchaser may otherwise have to the indemnified parties. The Initial Purchaser shall not be liable under this Section 9 for any settlement of any claim or action effected without their consent, which shall not be unreasonably withheld, conditioned or delayed.

(c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 9, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel (including local counsel) reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel (including local counsel) chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, or (iv) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel (including one local counsel for all indemnified parties taken as a whole in each jurisdiction reasonably required and, in the event of an actual conflict, one additional counsel in each relevant jurisdiction for the affected indemnified parties similarly situated taken as a whole) to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to one local counsel for all indemnified parties taken as a whole in each jurisdiction reasonably required and, in the event of an actual conflict, one additional counsel in each relevant jurisdiction for the affected indemnified parties similarly situated taken as a whole) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Initial Purchaser in the case of paragraph (a) of this Section 9 or the Company in the case of paragraph (b) of this Section 9, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions). All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party

(which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, if the indemnified party waives all of its rights under this Section 9 in writing with respect to any loss, claim, damage or liability in respect thereof, the indemnified party may effect such a settlement without the consent of the indemnifying party and the indemnifying party will not be liable to the indemnified party for any indemnification obligation hereunder with respect to such loss, claim, damage or liability in respect thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party, or indemnity could have been sought hereunder by any indemnified party, unless such settlement (A) includes an unconditional written release of the indemnified party, in form and substance reasonably satisfactory to the indemnified party, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

(d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 9 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Initial Purchaser on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Initial Purchaser. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors on the one hand, or the Initial Purchaser on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Guarantors and the Initial Purchaser agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Initial Purchaser shall not be obligated to make contributions hereunder that in the aggregate exceed the total discounts, commissions and other compensation received by the Initial Purchaser under this Agreement, less the aggregate amount of any damages that the Initial Purchaser has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each officer, director, employee, affiliate, agent and each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Initial Purchaser, and each director and officer of the Company and the Guarantors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

Section 10. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company and the Guarantors, their officers and the Initial Purchaser set forth in this Agreement or made by or on behalf of them pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company and the Guarantors, any of their officers or directors, the Initial Purchaser, its affiliates or respective officers and directors or any controlling person referred to in Section 9 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6, 9, 10 and 15 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

Section 11. Termination.

(a) This Agreement may be terminated in the sole discretion of the Initial Purchaser by notice to the Company given prior to the Closing Date in the event that the Company and the Guarantors shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date,

(i) any of the Company or the Subsidiaries shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any strike, labor dispute, slow down or work stoppage or any legal or governmental proceeding, which loss or interference, in the sole judgment of the Initial Purchaser, has had or has a Material Adverse Effect, or there shall have been, in the sole judgment of the Initial Purchaser, any event or development that, individually or in the aggregate, has or could reasonably be expected to have a Material Adverse Effect (including without limitation a change in control of the Company or the Subsidiaries), except in each case as described in the Pricing Disclosure Package and the Final Memorandum (exclusive of any amendment or supplement thereto);

(ii) trading in securities of the Company or in securities generally on the New York Stock Exchange or the NASDAQ Global Market shall have been suspended or materially limited or minimum or maximum prices shall have been established on any such exchange or market;

(iii) a banking moratorium shall have been declared by New York or United States authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States;

(iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets of the United States which, in the case of (A), (B) or (C) above and in the sole judgment of the Initial Purchaser, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Pricing Disclosure Package and the Final Memorandum; or

(v) any securities of the Company shall have been downgraded by any nationally recognized statistical rating organization or any such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its ratings of any securities of the Company (other than an announcement with positive implications of a possible upgrading).

(b) Termination of this Agreement pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Section 10 hereof.

Section 12. Information Supplied by the Initial Purchaser. The statements set forth in the last paragraph on the front cover page (i.e., the name of the Initial Purchaser) and in the third and fourth sentences of the third paragraph, the second sentence in the sixteenth paragraph and the seventeenth paragraph under the heading “Private Placement” in the Preliminary Memorandum and the Final Memorandum (to the extent such statements relate to the Initial Purchaser) constitute the only information furnished by the Initial Purchaser to the Company and the Guarantors for the purposes of Sections 2(a) and 9 hereof.

Section 13. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchaser, shall be mailed or delivered to (i) Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: Leveraged Debt Capital Markets, Second Floor (fax: (212) 797-4877), with a copy to the attention of the General Counsel, 36th Floor (fax: (212) 797-4561); if sent to the Company and the Guarantors, shall be mailed or delivered to the Company and the Guarantors c/o Griffon Corporation, 712 Fifth Avenue, 18th Floor, New York, New York 10019, Attention: General Counsel; with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, Attention: Martin Nussbaum.

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and one business day after being timely delivered to a next-day air courier.

Section 14. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchaser, the Company, the Guarantors and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Guarantors contained in Section 9 of this Agreement shall also be for the benefit of any affiliate of the Initial Purchaser or its respective directors, officers, employees, affiliates and agents or any person or persons who control the Initial Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchaser contained in Section 9 of this Agreement shall also be for the benefit of the directors and officers of the Company and the Guarantors and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Initial Purchaser will be deemed a successor because of such purchase.

Section 15. APPLICABLE LAW. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY THEREIN, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF RELATING TO CONFLICTS OF LAW.

Section 16. No Advisory or Fiduciary Responsibility. The Company and the Guarantors acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Guarantors, on the one hand, and the Initial Purchaser, on the other, (ii) in connection therewith and with the process leading to such transaction the Initial Purchaser is acting solely as a principal and not the agent or fiduciary of the Company or any Guarantor, (iii) the Initial Purchaser has not assumed an advisory or fiduciary responsibility in favor of the Company or any Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Initial Purchaser has advised or is currently advising the Company or any Guarantor on other matters) or any other obligation to the Company or any Guarantor except the obligations expressly set forth in this Agreement and (iv) the Company and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate. The Company and the Guarantors agree that they will not claim that the Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company and the Guarantors, in connection with such transaction or the process leading thereto.

Section 17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission or email of a .pdf attachment shall constitute valid and sufficient delivery thereof.

Section 18. USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchaser is required to obtain, verify and record information that identifies its respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchaser to properly identify their respective clients.

If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Guarantors and the Initial Purchaser.

Very truly yours,

GRIFFON CORPORATION

By:		/s/ Thomas D. Gibbons
Name: Thomas D. Gibbons
Title: Treasurer

GUARANTORS:

CLOPAY BUILDING PRODUCTS COMPANY, INC.

By:		/s/ Thomas D. Gibbons
Name: Thomas D. Gibbons
Title: Treasurer

CLOPAY PLASTIC PRODUCTS COMPANY, INC.

By:		/s/ Thomas D. Gibbons
Name: Thomas D. Gibbons
Title: Treasurer

TELEPHONICS CORPORATION

By:		/s/ Seth L. Kaplan
	Name:	Seth L. Kaplan
	Title:	Executive Vice President
and Assistant Secretary

THE AMES COMPANIES, INC.

By:		/s/ Thomas D. Gibbons
Name: Thomas D. Gibbons
Title: Treasurer
S-1

ATT SOUTHERN, INC.

By:	/s/ Thomas D. Gibbons
Name: Thomas D. Gibbons
Title: Treasurer

CLOPAY AMES TRUE TEMPER HOLDING CORP.

By:	/s/ Thomas D. Gibbons
Name: Thomas D. Gibbons
Title: Treasurer

The foregoing Agreement is hereby confirmed
and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By:	/s/ Christopher Blum
Name: Christopher Blum
Title: Managing Director

By:	/s/ Robert D. Miller
Name: Robert D. Miller
Title: Managing Director

S-2

SCHEDULE 2A

Guarantors

Name	Jurisdiction of Incorporation

Clopay Building Products Company, Inc.	Delaware
Clopay Plastic Products Company, Inc.	Delaware
Telephonics Corporation	Delaware
The Ames Companies, Inc.	Delaware
ATT Southern, Inc.	Delaware
Clopay Ames True Temper Holding Corp.	Delaware
Schedule 2A-1

SCHEDULE 2B

Subsidiaries of the Company

Incorporation
Name	State/Country

Instrument Systems Corporation	Delaware

ISC Properties, Inc.	New York

Lightron Corporation	Delaware

S.K. Inc.	Delaware

Exphonics, Inc.	Delaware

ISC Development Corporation	New York

ISC Park Avenue Corporation	New York

ISC Farmingdale Corporation	New York

SKG Realty Corp.	New Jersey

Instrument Systems Realty Corporation	New York

Gritel Holding Company, Inc.	Delaware

Telephonics Corporation	Delaware

Telephonics TLSI Corporation	New York

Systems Engineering Group, Inc.	Maryland

Telephonics Sweden AB	Sweden

Clopay Corporation	Delaware

Clopay Ames True Temper LLC	Delaware

Clopay Ames True Temper Holding Corp.	Delaware
Schedule 2B-1

Clopay Plastic Products Company, Inc.	Delaware

Clopay Europe GMBH	Germany

Clopay Dombuhl GmbH	Germany

Clopay Aschersleben GmbH	Germany

Clopay Turkey Plastik Urunler Sanyi Ve Ticaret A.S.	Turkey

Clopay Plastic Products Acquisition Company Inc.	Delaware

Clopay Trading (Shanghai) Co., Ltd.	China

Hangzhou Clopay Plastic Products Co., Ltd.	China

Suzhou Clopay Plastic Products Co., Ltd.	China

Clopay Plastics Products International Sales Corporation	Ohio

Clopay Holding Company do Brasil Ltda.	Brazil

Clopay Acquisition Company do Brasil Ltda.	Brazil

Clopay do Brasil Ltda.	Brazil

Clopay Building Products Company, Inc.	Delaware

AGD&F, Inc.	Minnesota

Clopay Transportation Company	Delaware

Clopay Canada, Inc.	Canada
Schedule 2B-2

Clopay Acquisition Corporation	Delaware

CHATT Holding, Inc.	Delaware

ATT Holding Company	Delaware

The Ames Companies, Inc.	Delaware

1346039 Alberta ULC	Canada

1346022 Alberta ULC	Canada

Garant GP	Canada

True Temper Limited	Ireland

Ames Holdings, Inc.	Delaware

Ames True Temper Global Sourcing Office	China

ATT Southern, Inc.	Delaware

Ames True Temper de Mexico S. De R.L. de C.V.	Mexico

Clopay Service Company, Inc.	Delaware

Holmes Hally Industries	California

Adams Bros Interiors of Nevada, Inc.	Nevada

AB Installations, Inc.	Nevada

Adams Bros. Interiors & Cabinets, Inc.	Arizona

Residential Construction Specialties, Inc.	Georgia

Griffon Australia Holdings PTY Limited	Australia

Northcote Pots Australia Pty Ltd.	Australia
Schedule 2B-3

Northcote Imports Pty Ltd.	Australia

Northcote International Ltd. Hong Kong	Hong Kong

Ames New Zealand Ltd.	New Zealand

Ames True Temper Australia Pty Ltd.	Australia

Cyclone Tools Pty Ltd.	Australia
Schedule 2B-4

ANNEX A

•	Pricing Supplement dated May 13, 2016
Annex A-1